Exhibit 99.1

Earthstone Energy, Inc. Reports Third Quarter 2017 Results

The Woodlands, Texas, November 2, 2017 – Earthstone Energy, Inc. (NYSE: ESTE) (“Earthstone”, the “Company”, “we” or “us”), today announced financial and operating results for the three and nine month periods ended September 30, 2017.

Third Quarter 2017 Highlights

•	Average daily production of 9,671 Boepd
•	Total revenue of $31.3 million
•	Net income of $4.0 million
•	Adjusted EBITDAX(1) of $19.1 million

Selected Financial Data (unaudited)

($000s except where noted)	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017(3)	2016(4)
Total Revenue	31,282	10,530	72,402	27,117
Net Income (Loss)	4,008	(3,900)	(50,230)	(21,493)
Net Income (Loss) Per Common Share (Basic and Diluted)(2)	0.07	(0.17)	(0.66)	(1.23)
Adjusted EBITDAX(1)	19,109	3,687	38,539	10,917
Production:
Oil (MBbls)	563	201	1,300	607
Gas (MMcf)	967	563	2,328	1,593
NGL (MBbls)	166	71	350	161
Total (MBoe)	890	366	2,038	1,034
Average Daily Production (Boepd)	9,671	3,979	7,464	3,772
Average Prices:
Oil ($/Bbl)	45.73	41.11	46.02	36.09
Gas ($/Mcf)	2.60	2.52	2.72	2.12
NGL ($/Bbl)	18.29	11.95	17.86	11.43
Total ($/Boe)	35.16	28.77	35.53	26.24
Adj. for Realized Derivatives Settlements:
Oil ($/Bbl)	46.42	44.07	46.26	41.33
Gas ($/Mcf)	2.71	2.40	2.68	2.21
NGL ($/Bbl)	18.29	11.95	17.86	11.43
Total ($/Boe)	35.72	30.22	35.64	29.46
(1)	See “Reconciliation of Non-GAAP Financial Measure” section below.
(2)	Net Income (Loss) Per Common Share attributable to Earthstone Energy, Inc. common stockholders.
(3)	Includes the results of the properties acquired in the transaction with Bold Energy III LLC beginning May 9, 2017.
(4)	Includes the results of the properties acquired in the acquisition of Lynden Energy Corp. beginning on May 18, 2016.

Financial Position

As of September 30, 2017, the Company had $11.0 million in cash and $70 million outstanding under its credit facility with a borrowing base of $150 million.

Hedging Update

For the fourth quarter of 2017, Earthstone has hedged a total of 157,500 Bbls of oil at an average price of $50.66/Bbl and 645,000 MMBtu of natural gas at an average price of $3.167/MMBtu.  For 2018, Earthstone has hedged a total of 1,279,000 Bbls of oil at an average price of $50.16/Bbl and 810,000 MMBtu of natural gas at an average price of $3.066/MMBtu. Additionally, on October 30, 2017, Earthstone entered into additional fixed price oil swap agreements, hedging an additional 365,000 Bbls of 2019 oil production at a price of $51.55/Bbl.

Management Comments

Frank A. Lodzinski, President and Chief Executive Officer of Earthstone Energy, Inc., commented, “We are pleased with our reported performance, which shows a full quarter of results including our Midland Basin operated properties. We entered the Midland Basin in May 2016 and in only 18 months, as of today, have established a position including some 27,000 net acres and approximately 7,000 Boepd. Importantly, we are generating positive net income and significant adjusted EBITDAX. We are working diligently to further expand our acreage position, drilling locations, reserves and production, while improving operating metrics, including reducing both lease operating expenses and G&A expenses on a per unit of production basis, thereby further increasing lease level margins, EBITDAX and profits.”

Mr. Lodzinski, further stated “As previously announced we have and expect to divest of lower margin properties in order to streamline operations and generate added liquidity that can be deployed into both incremental acreage acquisitions and our drilling and completion operations in the Midland Basin. We have begun to build significant momentum with our Midland Basin assets and we are pleased with the integration of the assets from our operated Midland Basin transaction.  Our results this quarter provide a  glimpse into our future as we pursue our clear vision and look forward to further profitable expansion and activities in 2018.”

Conference Call Details

Earthstone is hosting conference call on Monday, November 6, 2017 at 11:00 a.m. Eastern (10:00 a.m. Central) to discuss the Company’s operations and financial results for the third quarter 2017 and its outlook for the remainder of 2017.  Investors and analysts are invited to participate in the call by dialing 877-407-8035 for domestic calls or 201-689-8035 for international calls, in both cases asking for the Earthstone conference call.

A replay of the call will be available on the Company’s website and by telephone until 11:00 a.m. Eastern (10:00 a.m. Central), Monday, November 20, 2017.  The number for the replay is 877-481-4010 for domestic calls or 919-882-2331 for international calls, using Replay ID: 22350.

About Earthstone

Earthstone Energy, Inc. is a growth-oriented, independent energy company engaged in developing and operating oil and gas properties.  The Company’s primary assets are located in the Midland Basin of west Texas, the Eagle Ford trend of south Texas, and the Williston Basin of North Dakota.  Earthstone is listed on the New York Stock Exchange under the symbol “ESTE.” For more information, visit the Company’s website at www.earthstoneenergy.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,”

“potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements include statements about the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the  Company, and plans and objectives of management for future operations. Forward-looking statements are based on current expectations and assumptions and analyses made by Earthstone and its management in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: risks relating to any unforeseen liabilities of the Company; declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of further impairment write-downs; risks related to the level of indebtedness and periodic redeterminations of the borrowing base under Earthstone’s credit agreement; Earthstone’s ability to generate sufficient cash flows from operations to meet the internally funded portion of its capital expenditures budget; Earthstone’s ability to obtain external capital to finance exploration and development operations and acquisitions; the ability to successfully complete any potential asset dispositions and the risks related thereto; the impacts of hedging on results of operations; uninsured or underinsured losses resulting from oil and natural gas operations; Earthstone’s ability to replace oil and natural gas reserves; and any loss of senior management or technical personnel. Earthstone’s annual report on Form 10-K for the year ended December 31, 2016, quarterly reports on Form 10-Q, recent current reports on Form 8-K, and other Securities and Exchange Commission (“SEC”) filings discuss some of the important risk factors identified that may affect Earthstone’s business, results of operations, and financial condition. Earthstone undertakes no obligation to revise or update publicly any forward-looking statements except as required by law.

Contact

Mark Lumpkin, Jr.

Executive Vice President – Chief Financial Officer

Earthstone Energy, Inc.

1400 Woodloch Forest Drive, Suite 300

The Woodlands, TX 77380

281-298-4246

mark.lumpkin@earthstoneenergy.com

Scott Thelander

Director of Finance

Earthstone Energy, Inc.

1400 Woodloch Forest Drive, Suite 300

The Woodlands, TX 77380

281-298-4246

scott@earthstoneenergy.com

EARTHSTONE ENERGY, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share and per share amounts)

	September 30,	December 31,
ASSETS	2017	2016
Current assets:
Cash	$11,047	$10,200
Accounts receivable:
Oil, natural gas, and natural gas liquids revenues	15,093	13,998
Joint interest billings and other, net of allowance of $138 at September 30, 2017 and $163 at December 31, 2016	4,371	2,698
Derivative asset	147	—
Prepaid expenses and other current assets	1,299	446
Total current assets	31,957	27,342

Oil and gas properties, successful efforts method:
Proved properties	599,222	363,072
Unproved properties	291,364	51,723
Land	5,534	—
Total oil and gas properties	896,120	414,795

Accumulated depreciation, depletion and amortization	(122,842)	(145,393)
Net oil and gas properties	773,278	269,402

Other noncurrent assets:
Goodwill	17,620	17,620
Office and other equipment, net of accumulated depreciation of $1,973 and $1,600 at September 30, 2017 and December 31 2016, respectively	1,039	1,479
Other noncurrent assets	1,078	669
TOTAL ASSETS	$824,972	$316,512
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$19,343	$11,927
Accrued expenses	16,516	5,392
Revenues and royalties payable	9,156	10,769
Advances	5,048	4,542
Derivative liability	1,986	4,595
Current portion of long-term debt	1,704	1,604
Total current liabilities	53,753	38,829

Noncurrent liabilities:
Long-term debt	71,400	12,693
Deferred tax liability	16,513	15,776
Asset retirement obligation	3,204	6,013
Derivative liability	422	1,575
Other noncurrent liabilities	143	169
Total noncurrent liabilities	91,682	36,226

Commitments and Contingencies (Note 13)

Equity:
Preferred stock, $0.001 par value, 20,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, no shares authorized; none issued or outstanding at September 30, 2017 and 100,000,000 shares authorized; 22,289,177 issued and 22,273,820 outstanding at December 31, 2016	—	23
Class A Common stock, $0.001 par value, 200,000,000 shares authorized; 22,988,759 issued and outstanding at September 30, 2017 and none issue or outstanding at December 31, 2016	23	—
Class B Common Stock, $0.0001 par value, 50,000,000 shares authorized; 36,070,828 shares issued and outstanding at September 30, 2017; none issued or outstanding at December 31, 2016	36	—
Additional paid-in capital	463,009	454,202
Accumulated deficit	(227,146)	(212,308)
Treasury stock, no shares at September 30, 2017 and 15,357 shares at December 31, 2016	—	(460)
Total Earthstone Energy, Inc. equity	235,922	241,457
Noncontrolling interest	443,615	—
Total equity	679,537	241,457

TOTAL LIABILITIES AND EQUITY	$824,972	$316,512

EARTHSTONE ENERGY, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
REVENUES
Oil	$25,733	$8,262	$59,815	$21,898
Natural gas	2,513	1,417	6,338	3,376
Natural gas liquids	3,036	851	6,249	1,843
Total revenues	31,282	10,530	72,402	27,117

OPERATING COSTS AND EXPENSES
Lease operating expense	5,407	4,581	14,989	11,081
Severance taxes	1,588	522	3,705	1,418
Rig idle and termination expense	—	—	—	5,059
Impairment expense	92	—	66,740	—
Depreciation, depletion and amortization	10,330	5,149	28,258	16,252
General and administrative expense	5,608	2,285	14,838	6,961
Stock-based compensation	1,687	1,328	4,645	1,889
Transaction costs	109	846	4,676	1,641
Accretion of asset retirement obligation	72	143	378	404
Exploration expense	—	—	1	5
Total operating costs and expenses	24,893	14,854	138,230	44,710

Gain on sale of oil and gas properties	2,157	8	3,848	8

Income (loss) from operations	8,546	(4,316)	(61,980)	(17,585)

OTHER INCOME (EXPENSE)
Interest expense, net	(903)	(341)	(1,873)	(934)
Write-off of deferred financing costs	-	—	(526)	—
(Loss) gain on derivative contracts, net	(3,663)	946	4,137	(2,517)
Other (expense) income, net	(66)	12	(34)	(70)
Total other income (expense)	(4,632)	617	1,704	(3,521)

Income (loss) before income taxes	3,914	(3,699)	(60,276)	(21,106)
Income tax benefit (expense)	94	(201)	10,046	(387)
Net income (loss)	4,008	(3,900)	(50,230)	(21,493)

Less: Net income (loss) attributable to noncontrolling interest	2,452	—	(35,392)	—

Net income (loss) attributable to Earthstone Energy, Inc.	$1,556	$(3,900)	$(14,838)	$(21,493)

Net income (loss) per common share attributable to Earthstone Energy, Inc.:
Basic and diluted	$0.07	$(0.17)	$(0.66)	$(1.23)

Weighted average common shares outstanding:
Basic and diluted	22,905,023	22,289,177	22,638,977	17,433,079

EARTHSTONE ENERGY, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	For the Nine Months Ended September 30,
	2017	2016
Cash flows from operating activities:
Net loss	$(50,230)	$(21,493)
Adjustments to reconcile net loss to net cash provided by operating activities:
Impairment of proved and unproved oil and gas properties	66,740	—
Depreciation, depletion and amortization	28,258	16,252
Accretion of asset retirement obligations	378	404
Settlement of asset retirement obligations	—	(15)
Gain on sale of oil and gas properties	(3,848)	(8)
Rig idle and termination expense	—	5,059
Total (gain) loss on derivative contracts, net	(4,137)	2,517
Operating portion of net cash received in settlement of derivative contracts	229	3,330
Stock-based compensation	4,645	1,889
Deferred income taxes	(10,046)	387
Write-off of deferred financing costs	526	—
Amortization of deferred financing costs	195	220
Changes in assets and liabilities:
Decrease in accounts receivable	6,964	9,141
Increase in prepaid expenses and other current assets	(455)	(1,790)
Decrease in accounts payable and accrued expenses	(11,522)	(3,462)
Decrease in revenues and royalties payable	(4,019)	(1,730)
Increase (decrease) in advances	506	(8,966)
Net cash provided by operating activities	24,184	1,735
Cash flows from investing activities:
Bold Contribution Agreement, net of cash acquired	(55,609)	—
Lynden Arrangement, net of cash acquired	—	(31,334)
Additions to oil and gas properties	(29,958)	(15,272)
Additions to office and other equipment	(139)	(63)
Proceeds from sales of oil and gas properties	5,054	—
Net cash used in investing activities	(80,652)	(46,669)
Cash flows from financing activities:
Proceeds from borrowings	70,000	36,597
Repayments of borrowings	(11,193)	(38,165)
Common stock exchanged and cancelled	(324)	—
Issuance of common stock, net of offering costs of $2.7 million	—	47,125
Deferred financing costs	(1,168)	(78)
Net cash provided by financing activities	57,315	45,479
Net increase in cash and cash equivalents	847	545
Cash at beginning of period	10,200	23,264
Cash at end of period	$11,047	$23,809
Supplemental disclosure of cash flow information
Cash paid for:
Interest	$1,555	$688
Non-cash investing and financing activities:
Class B Common stock issued in Bold Contribution Agreement	$489,842	$—
Class A Common stock issued in Bold Contribution Agreement	$2,037	$—
Common stock issued in Lynden Arrangement	$—	$45,699
Accrued capital expenditures	$19,519	$8,938
Asset retirement obligations	$83	$101
Promissory Note	$—	$5,059

Earthstone Energy, Inc.
Reconciliation of Non-GAAP Financial Measure
Unaudited

Non-GAAP Financial Measure

The non-GAAP financial measure of Adjusted EBITDAX, as calculated by us below, is intended to provide readers with meaningful information that supplements our financial statements prepared in accordance with GAAP (Accounting Principles Generally Accepted in the U.S.). This disclosure may not be comparable to similarly titled measures used by other companies. Further, this non-GAAP measure should only be considered in conjunction with financial statements and disclosures prepared in accordance with GAAP and should not be considered in isolation or as a substitute for GAAP measures, such as net income or loss, operating income or loss, or any other GAAP measure of financial position or results of operations.

I. Adjusted EBITDAX

Adjusted EBITDAX is used as a supplemental financial measure by our management and by external users of our financial statements, such as investors, commercial banks and others, to assess our operating performance compared to that of other companies in our industry, without regard to financing methods, capital structure or historical costs basis.  We define “Adjusted EBITDAX” as net income (loss) plus, when applicable, accretion; impairment expense; depletion, depreciation and amortization; interest expense, net; transaction costs; (gain) on sale of oil and gas properties; exploration expense; rig idle expense; unrealized (gain) loss on derivatives; stock based compensation; and income tax (benefit) expense.

Our Adjusted EBITDAX should not be considered an alternative to net income (loss), operating income (loss), cash flow provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP.  Our Adjusted EBITDAX may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDAX in the same manner.

The following table provides a reconciliation of net income (loss) to Adjusted EBITDAX for the periods indicated:

($000s)	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Net income (loss)	4,008	(3,900)	(50,230)	(21,493)
Accretion	72	143	378	404
Impairment expense	92	—	66,740	—
Depletion, depreciation and amortization	10,330	5,149	28,258	16,252
Interest expense, net	903	341	1,873	934
Transaction costs	109	846	4,676	1,641
Gain on sale of oil and gas properties	(2,157)	(8)	(3,848)	(8)
Rig idle and termination expense	—	—	—	5,059
Exploration	—	—	1	5
Unrealized loss (gain) on derivative contracts	4,159	(413)	(3,908)	5,847
Non-cash stock based compensation	1,687	1,328	4,645	1,889
Income tax expense (benefit)	(94)	201	(10,046)	387
Adjusted EBITDAX	19,109	3,687	38,539	10,917